SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

Filed by the Registrant                    |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
         |_|   Preliminary Proxy Statement       |_|   Confidential, For Use of
         |X|   Definitive Proxy Statement              the Commission Only (as
         |_|   Definitive Additional Materials         permitted by Rule 14a-6
         |_|   Soliciting Material Pursuant to         (e)(2)
               Rule 14a-11(c) or Rule 14a-12


                      BRILLIANT DIGITAL ENTERTAINMENT, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant) Payment of Filing Fee (Check the appropriate box):

          |X|  No Fee Required
          |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
          (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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          (4)  Proposed maximum aggregate value of transaction:

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          (5)  Total fee paid:

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          |_|  Fee paid with preliminary materials:

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          |_|  Check  box if any  part  of the  fee is  offset  as  provided  by
               Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount previously paid:

--------------------------------------------------------------------------------
          (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
          (3)  Filing party:

--------------------------------------------------------------------------------
          (4)  Date filed:

--------------------------------------------------------------------------------

                      BRILLIANT DIGITAL ENTERTAINMENT, INC.

              -----------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
              -----------------------------------------------------




TIME................................       10:00 a.m.  Pacific Time  on  Monday,
                                           June 23, 2003

PLACE...............................       Brilliant Digital Entertainment, Inc.
                                           6355 Topanga Canyon Boulevard,
                                           Suite 120
                                           Woodland Hills, California 19367

ITEMS OF BUSINESS...................       (1)  To  elect 2 Class I  members  of
                                                the  Board  of   Directors   for
                                                three-year terms.

                                           (2)  To transact such other  business
                                                as may properly  come before the
                                                Meeting and any  adjournment  or
                                                postponement.

RECORD DATE.........................       You can  vote  if,  at the  close  of
                                           business on May 14, 2003,  you were a
                                           stockholder of the Company.

PROXY VOTING........................       All    stockholders   are   cordially
                                           invited to attend the Annual  Meeting
                                           in person.  However,  to ensure  your
                                           representation at the Annual Meeting,
                                           you are  urged  to vote  promptly  by
                                           signing and  returning  the  enclosed
                                           Proxy card.




May 30, 2003                               /s/ Tyler Tarr
                                           -------------------------------
                                           Tyler Tarr
                                           Interim Chief Financial Officer

                                           BRILLIANT DIGITAL ENTERTAINMENT, INC.
                                        6355 TOPANGA CANYON BOULEVARD, SUITE 120
                                                WOODLAND HILLS, CALIFORNIA 91367
                                                                  (818) 615-1500
PROXY STATEMENT
--------------------------------------------------------------------------------

These Proxy materials are delivered in connection with the solicitation by the Board of Directors of Brilliant Digital Entertainment, Inc., a Delaware corporation ("BDE," the "Company," "we," "us," or "our"), of Proxies to be voted at our 2003 Annual Meeting of Stockholders and at any adjournments or postponements thereof.

You are invited to attend our Annual Meeting of Stockholders on Monday, June 23, 2003, beginning at 10:00 a.m. Pacific Time. The meeting will be held at the Company's offices, located at 6355 Topanga Canyon Boulevard, Suite 120, Woodland Hills, California 91367.

It is anticipated that the 2002 Annual Report and this Proxy Statement and the accompanying Proxy will be mailed to stockholders on or about May 30, 2003.

STOCKHOLDERS ENTITLED TO VOTE. Holders of our Common Stock at the close of business on May 14, 2003 are entitled to receive this notice and to vote their shares at the Annual Meeting. Common stock is the only outstanding class of securities of the Company entitled to vote at the Annual Meeting. As of May 14, 2003, there were 32,114,978 shares of Common Stock outstanding.

PROXIES. Your vote is important. If your shares are registered in your name, you are a stockholder of record. If your shares are in the name of your broker or bank, your shares are held in street name. We encourage you to vote by Proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All stockholders can vote by written Proxy card. Your submission of the enclosed Proxy will not limit your right to vote at the Annual Meeting if you later decide to attend in person. IF YOUR SHARES ARE HELD IN STREET NAME, YOU MUST OBTAIN A PROXY, EXECUTED IN YOUR FAVOR, FROM THE HOLDER OF RECORD IN ORDER TO BE ABLE TO VOTE AT THE MEETING. If you are a stockholder of record, you may revoke your Proxy at any time before the meeting either by filing with the Secretary of the Company, at its principal executive offices, a written notice of revocation or a duly executed Proxy bearing a later date, or by attending the Annual Meeting and expressing a desire to vote your shares in person. All shares entitled to vote and represented by properly executed Proxies received prior to the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those Proxies. If no instructions are indicated on a properly executed Proxy, the shares represented by that Proxy will be voted as recommended by the Board of Directors.

QUORUM. The presence, in person or by Proxy, of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be included in the number of shares present at the Annual Meeting for determining the presence of a quorum. Broker non-votes occur when a broker holding customer securities in street name has not received voting instructions from the customer on certain non-routine matters and, therefore, is barred by the rules of the applicable securities exchange from exercising discretionary authority to vote those securities.

VOTING. Each share of our Common Stock is entitled to one vote on each matter properly brought before the meeting. Abstentions will be counted toward the tabulation of votes cast on proposals submitted to stockholders and will have the same effect as negative votes, while broker non-votes will not be counted as votes cast for or against such matters.

ELECTION OF DIRECTORS. The 2 nominees for director receiving the highest number of votes at the Annual Meeting will be elected. If any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board of Directors to fill any vacancy. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

OTHER MATTERS. At the date this Proxy Statement went to press, we do not know of any other matters to be raised at the Annual Meeting.

ITEM 1:  ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

Item 1 is the election of 2 Class I members of the Board of Directors. As provided in our Bylaws, the Board of Directors is grouped into three classes, as nearly equal in number as possible. Directors hold office for staggered terms of three years. One of the three classes is elected each year to succeed the directors whose terms are expiring.

The Class I directors whose terms expire at the 2003 Annual Meeting are Garth Saloner and Russell Simmons. The Board of Directors has nominated Garth Saloner and Russell Simmons to serve as Class I directors for terms expiring in 2006. The Class II directors are serving terms that expire in 2004, and the Class III directors are serving terms that expire in 2005.

Unless otherwise instructed, the Proxy holders will vote the Proxies received by them for the nominees named below. If any nominee is unwilling to serve as a director at the time of the Annual Meeting, the Proxies will be voted for such other nominee(s) as shall be designated by the then current Board of Directors to fill any vacancy. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

The Board of Directors proposes the election of the following nominees as Class I directors:

                                  Garth Saloner
                                 Russell Simmons

If elected, the foregoing 2 nominees are expected to serve until the 2006 Annual Meeting of Stockholders. The 2 nominees for election as Class I directors at the Annual Meeting who receive the highest number of affirmative votes will be elected.

The principal occupation and certain other information about the nominees, other directors whose terms of office continue after the Annual Meeting, and certain executive officers are set forth on the following pages.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.

CLASS I DIRECTOR NOMINEES: TERMS EXPIRING IN 2003
-------------------------------------------------

GARTH SALONER                      Garth Saloner has served as a Director of the
                                   Company since October  1996.  Mr.  Saloner is
                                   the Jeffrey S. Skoll  Professor of Electronic
                                   Commerce,  Strategic Management and Economics
                                   at  the  Graduate   School  of  Business  and
                                   Co-Director  of  the  Center  for  Electronic
                                   Business and Commerce at Stanford University,
                                   which he joined  in 1990.  From 1982 to 1990,
                                   Mr.  Saloner  taught  as a  professor  at the
                                   Massachusetts  Institute of  Technology.  Mr.
                                   Saloner  also is  Chairman of the Board and a
                                   member of the  governance  and nomination and
                                   compensation  committees  of  Quick  Response
                                   Services,  Inc., a corporation  that provides
                                   electronic data  interchange  services in the
                                   retail  market;  Chairman  of  the  Board  of
                                   Synthean,   Inc.,  a  provider  of  real-time
                                   enterprise software; a director and member of
                                   the compensation committee of Covisint, Inc.,
                                   a company engaged in facilitating  electronic
                                   commerce for the automotive supply chain; and
                                   a director  and a member of the  compensation
                                   committee  of  Aplia,  Inc.,  a  provider  of
                                   educational  software.  He also serves on the
                                   advisory boards of eOne Global, an electronic
                                   payments  infrastructure  company.  It's  the
                                   Content,  Inc.,  a developer  of  information
                                   content management systems; and Spoke, Inc, a
                                   developer   of   networking    and   referral
                                   software.
                                   DIRECTOR SINCE:  1996      AGE:  48
                                   MEMBER:  AUDIT COMMITTEE


RUSSELL SIMMONS                    Russell  Simmons  has served as a Director of
                                   the Company  since August  2001.  Since 1985,
                                   Mr.   Simmons   has  served  as  Chairman  of
                                   Island/Def Jam Recordings,  a division of the
                                   Universal  Music Group.  Mr. Simmons has also
                                   been  Chairman of Rush  Communications  since
                                   1991 and Chairman of Phat Farm since 1992.
                                   DIRECTOR SINCE:  2001      AGE:  45


CLASS II DIRECTORS: TERMS EXPIRING IN 2004
------------------------------------------

RAY MUSCI                          Ray Musci has  served  as a  Director  of the
                                   Company  since  October  1996.  From  October
                                   1999,  Mr. Musci has served as the  President
                                   and   Chief   Executive   Officer   of   BAM!
                                   Entertainment,   Inc.,   a  publicly   traded
                                   company   that   develops,    publishes   and
                                   distributes  entertainment  software products
                                   and video games.  From May 1990 to July 1999,
                                   Mr.  Musci  served  as the  President,  Chief
                                   Executive   Officer  and  as  a  director  of
                                   Infogrames   Entertainment,   Inc.  (formerly
                                   Ocean  of  America,  Inc.),  a  company  that
                                   develops,  publishes and distributes software
                                   products.  From  September 1994 to July 1996,
                                   Mr.  Musci  served  as a  director  of  Ocean
                                   International,  Ltd., the holding  company of
                                   Ocean of America,  Inc.  and Ocean  Software,
                                   Ltd.  From  August  1985 to March  1990,  Mr.
                                   Musci was  Executive  Vice  President/General
                                   Manager of Data East USA,  Inc., a subsidiary
                                   of Data East Corp., a Japanese company, where
                                   he   established   a  consumer   division  to
                                   develop,  manufacture,  market and distribute
                                   consumer video games,  entertainment software
                                   and  coin-operated  video  arcade  games  and
                                   pinball  machines.
                                   DIRECTOR SINCE:  1996      AGE:  42
                                   MEMBER:  AUDIT COMMITTEE AND COMPENSATION
                                   COMMITTEE

JEFF SCHEINROCK                    Jeff  Scheinrock  has served as a Director of
                                   the   Company   since   October   1996.   Mr.
                                   Scheinrock also has served as Chief Executive
                                   Officer of Scheinrock  Advisory  Group,  Inc.
                                   since May 1997.From  September 1999 to August
                                   2002,   Mr.   Scheinrock   served   as  Chief
                                   Executive   Officer,   President   and  Chief
                                   Financial  Officer  of  Tornado  Development,
                                   Inc., a unified  messaging  company From July
                                   1996 until May 1997, Mr. Scheinrock served as
                                   Vice Chairman,  Chief  Financial  Officer and
                                   Assistant   Secretary  of  Kistler  Aerospace
                                   Corporation,   a  company   involved  in  the
                                   development,  marketing  and  manufacture  of
                                   reusable  satellite  launch  vehicles.   From
                                   March 1989 to July 1996, Mr. Scheinrock was the Vice Chairman of Finance and Strategic
                                   Planning of Packard Bell NEC. Mr.

                                   Scheinrock is a director of SRS Labs, Inc., a corporation listed on the Nasdaq Stock Market's National Market. Mr. Scheinrock also is a director of various other private companies.
                                   DIRECTOR SINCE:  1996      AGE:  52
                                   MEMBER:  AUDIT COMMITTEE AND COMPENSATION
                                   COMMITTEE

MARK MILLER                        Mark  Miller has served as a Director  of the
                                   Company  since August 1996.  Since  September
                                   2000,  Mr.  Miller has served as a consultant
                                   to the Company on a part time  basis,  and as
                                   an investment  advisor and financial planner.
                                   From October, 1996 to August 2000, Mr. Miller
                                   served  as  Vice  President,  Production  and
                                   Operations  of the Company.  Mr.  Miller also
                                   served as Managing  Director of the Company's
                                   Australian subsidiary,  Brilliant Interactive
                                   Ideas,  Pty.  Ltd.  ("BII  Australia"),  from
                                   March 1994 to August 2000.  Mr. Miller served
                                   as President and Chief  Financial  Officer of
                                   the  Company   from   August   1996   through
                                   September 1996. He is also the joint Managing
                                   Director  of  e-Brilliant  Pty.  Limited  - a
                                   Singapore  based  animation  studio that is a
                                   joint   venture   between   the  Company  and
                                   eNewMedia, a Hong Kong listed public company.
                                   Mr. Miller is a chartered  accountant and has
                                   extensive  experience in the  development  of
                                   large    software    applications,    project
                                   management,   people   management   and  team
                                   building and conflict resolution.
                                   DIRECTOR SINCE:  1996      AGE:  43


CLASS III DIRECTORS:  TERMS EXPIRING IN 2005
--------------------------------------------

MARK DYNE                          Mark Dyne has served as Chairman of the Board
                                   of  Directors  since  October  1996 and until
                                   August  2001,   served  as  Chief   Executive
                                   Officer of the Company. Since, 2000, Mr. Dyne
                                   has served as Managing Partner of Eurocapital
                                   Partners,  LLC, a boutique investment banking
                                   firm.  Mr. Dyne  currently is Chairman of the
                                   Board of Directors of Tag-It Pacific, Inc., a
                                   publicly traded AMEX corporation,  a position
                                   he has held  since  September  1997.  He is a
                                   founder  and  director of Sega  Ozisoft  Pty.
                                   Ltd., a leading  distributor of entertainment
                                   software in both  Australia  and New Zealand.
                                   He is also a director of Monto Holdings Pty.,
                                   Ltd.,  a  private  investment  company.  From
                                   November 1998 to March 2000,  Mr. Dyne served
                                   as Chairman  and Chief  Executive  Officer of
                                   Sega  Gaming  Technology  Inc.,  a Las  Vegas
                                   based  gaming  company.  From October 1998 to
                                   December   1999,  Mr.  Dyne  also  served  as
                                   Chairman of Virgin Interactive  Entertainment
                                   Ltd.,  a  distributor  of  computer  software
                                   programs  and  video  games  that is based in
                                   London,  England.  Mr.  Dyne was a founder of
                                   Packard  Bell  NEC  Australia  Pty.  Ltd.,  a
                                   manufacturer   and  distributor  of  personal
                                   computers   through   the   Australian   mass
                                   merchant channel.
                                   DIRECTOR SINCE:  1996      AGE:  42

KEVIN BERMEISTER                   Kevin  Bermeister  has served as President of
                                   the  Company  since  October  1996,  as Chief
                                   Executive Officer since August 2001, and as a
                                   Director  since August 1996.  Mr.  Bermeister
                                   was the founder of Sega Ozisoft Pty. Ltd. and
                                   previously  served as its Co-Chief  Executive
                                   Officer. Mr. Bermeister  established,  ran or
                                   served on the Board of  Directors  of various
                                   companies    including   Packard   Bell   NEC
                                   Australia  Pty.  Ltd.,  Jacfun Pty.  Ltd.,  a
                                   property  owner  and  developer,  and  Tag-It
                                   Pacific,   Inc.,   a  publicly   traded  AMEX
                                   corporation.  Mr.  Bermeister  has  served on
                                   numerous  advisory  boards,  including Virgin
                                   Interactive Entertainment Ltd.
                                   DIRECTOR SINCE:  1996      AGE:  42

ABE SHER Abe Sher has served as a Director of the Company since February 2002. Mr. Sher has been Managing Director of Slingshot Ventures, LLC, since 1998. From May 1998 to June 2001, Mr. Sher served as Executive Vice President of xSides Corp.

                                   Mr.  Sher also  serves as a
                                   member of the board of directors of Microlab, Inc., xSides Corp., and VKB, Inc.
                                   DIRECTOR SINCE:  2002      AGE:  42


OTHER EXECUTIVE OFFICERS
------------------------

TYLER TARR                         Tyler  Tarr  has  served  as  Interim   Chief
                                   Financial  Officer of the Company since April
                                   15,  2003.  Mr.  Tarr  also  serves  as  Vice
                                   President of Scheinrock Advisory Group, Inc.,
                                   a financial  consulting  firm. From June 1998
                                   to November  2000,  Mr. Tarr served as Senior
                                   Director of Finance and  Operations  at Canon
                                   Business  Solutions  in  Los  Angeles.   From
                                   January 1994 to May 1998,  Mr. Tarr served as
                                   Retail  Operations  Controller and Manager of
                                   Corporate Finance and Strategic  Planning for
                                   Packard Bell NEC.

ANTHONY NEUMANN                    Anthony Neumann has served as Vice President,
                                   Business Development since 2000. Mr. Neumann served as Director, Business Development of the Company from 1996 through 2000. Mr.
                                   Neumann has been involved in the multimedia entertainment industry since 1992. Prior to 1992, Mr. Neumann worked as a financial consultant at Merrill Lynch.

ANTHONY ROSE                       Anthony  Rose has  served as Chief  Technical
                                   Officer of the Company since its inception in
                                   1995, and has been responsible for overseeing
                                   the Company's  software  development team and
                                   technology  direction.  Prior to joining  the
                                   Company,   Mr.  Rose  was  director  of  A.R.
                                   Technology Pty. Ltd. ("A.R. Technology"),  an
                                   Australian  electronics company he founded in
                                   1988.    A.R.    Technology    designs    and
                                   manufactures digital electronics hardware and
                                   software.   Past  projects  include  computer
                                   designs  for  Apple,  Epson,  and  Panasonic;
                                   telecommunications   circuits   for   Telstra
                                   Australia;   and  custom  data   loggers  for
                                   government   labs.  Mr.  Rose  holds  several
                                   international patents relating to anti-virus hardware circuits for personal computers.

FURTHER INFORMATION CONCERNING THE BOARD OF DIRECTORS
-----------------------------------------------------

MEETINGS AND COMMITTEES. The Board of Directors held seven meetings during fiscal 2002. The Board of Directors has an Audit Committee and a Compensation Committee.

The Audit Committee currently consists of Messrs. Musci and Saloner. The Audit Committee recommends the engagement of the Company's independent public accountants, reviews the scope of the audit to be conducted by the independent public accountants, and periodically meets with the independent public accountants and the Chief Financial Officer of the Company to review matters relating to the Company's financial statements, the Company's accounting principles and its system of internal accounting controls, and reports its recommendations as to the approval of the financial statements of the Company to the Board of Directors. The role and responsibilities of the Audit Committee are more fully set forth in a written Charter adopted by the Board of Directors. The Audit Committee held two meetings during fiscal 2002.

The Compensation Committee currently consists of Messrs. Musci and Saloner. The Compensation Committee is responsible for considering and making recommendations to the Board of Directors regarding executive compensation and is responsible for administering the Company's stock option and executive incentive compensation plans. The Compensation Committee held four meetings during fiscal 2002.

Except for Russell Simmons, Mark Miller and Mark Dyne, who attended less than 75% of all the meetings of the Board of Directors in fiscal 2002, all directors attended 75% or more of all the meetings of the Board of Directors and those committees on which he served in fiscal 2002.

DIRECTORS' COMPENSATION. Non-employee directors of the Company currently are paid $1,500 for their personal attendance at any meeting of the Board of Directors and $500 for attendance at any telephonic meeting of the Board of Directors or at any meeting of a committee of the Board of Directors. Non-employee directors (other than Mark Dyne, the Company's Chairman) also received options to purchase 500,000 shares of Common Stock in fiscal 2002. Directors also are reimbursed for their reasonable travel expenses incurred in attending Board or committee meetings.

EXECUTIVE COMPENSATION
----------------------

                           SUMMARY COMPENSATION TABLE

The following table sets forth, as to the Chief Executive Officer and as to each of the other three most highly compensated officers whose compensation exceeded $100,000 during the last fiscal year (the "Named Executive Officers"), information concerning all compensation paid for services to the Company in all capacities for each of the three years ended December 31 indicated below. No other officer was paid more than $100,000 during the last fiscal year.

                                                ANNUAL COMPENSATION        LONG TERM COMPENSATION
                                                -------------------      -------------------------
                                                                          NUMBER OF
                                FISCAL YEAR                              SECURITIES       ALL
NAME                               ENDED                                 UNDERLYING      OTHER
PRINCIPAL POSITION              DECEMBER 31,     SALARY       BONUS       OPTIONS     COMPENSATION
------------------              ------------     ------       -----       -------     ------------

Kevin Bermeister............        2002        $250,000        --       5,470,000         --
   President & Chief                2001        $250,000        --         100,000         --
   Executive Officer                2000        $225,000        --         100,000         --

Rob Chmiel (1)..............        2002        $220,000        --         347,500         --
   Chief Operating Officer,         2001        $220,000        --         100,000         --
   Chief Financial Officer &        2000        $  9,000        --         100,000
   Secretary

Anthony Neumann.............        2002        $150,000      $2,191       300,000         --
   Vice President, Business         2001        $150,000        --         100,000         --
   Development                      2000        $150,000        --          20,000         --

Anthony Rose................        2002        $130,000        --         250,000         --
   Chief Technical Officer          2001        $156,000        --         100,000         --
                                    2000        $139,000        --          20,000         --
----------

(1) Mr. Chmiel's employment with the Company commenced in December 2000 and terminated on April 15, 2003.

                          OPTION GRANTS IN FISCAL 2002

The following table sets forth certain information regarding the grant of stock options made during fiscal 2002 to the Named Executive Officers.

                                     PERCENT OF
                                       TOTAL
                                      OPTIONS                                     POTENTIAL
                        NUMBER OF    GRANTED TO                                REALIZABLE VALUE
                       SECURITIES     EMPLOYEES                                   AT ASSUMED
                       UNDERLYING        IN        EXERCISE                   RATE OF STOCK PRICE
                         OPTIONS       FISCAL      OR BASE    EXPIRATION       APPRECIATION FOR
NAME                   GRANTED(1)      YEAR(2)     PRICE(3)      DATE            OPTION TERM(4)
----                   -----------   ----------    --------   -----------    ---------------------
                                                                                 5%         10%
                                                                                 --         ---

Kevin Bermeister..     5,470,000       56.7%        $0.16 -     1/12/12 -    $ 550,409  $1,394,843
                                                     0.22       12/18/12
Rob Chmiel........      347,500         3.6%        $0.15 -     1/1/12 -     $ 164,582  $  417,082
                                                     0.22       12/18/12
Anthony Neumann...      300,000         3.1%        $0.15 -     1/1/12 -     $  28,615  $   72,515
                                                     0.16       8/29/12
Anthony Rose......      250,000         2.6%        $0.15 -     1/1/12 -     $  23,898  $   60,562
                                                     0.16       8/29/12
----------

(1) These option grants vest in four equal annual installments of 25%, each commencing on the subsequent January 1st from the date of the grant and were granted for a term of 10 years.
(2) Options covering an aggregate of 9,642,500 shares were granted to employees during fiscal 2002.
(3) The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares, subject to certain conditions.
(4) The potential realizable value is based on the assumption that the Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the option term. These amounts are calculated pursuant to applicable requirements of the SEC and do not represent a forecast of the future appreciation of the Common Stock.

EQUITY COMPENSATION PLAN INFORMATION
------------------------------------

The following table sets forth certain information regarding our equity compensation plans as of December 31, 2002.

                        NUMBER OF SECURITIES TO    WEIGHTED-AVERAGE EXERCISE        NUMBER OF SECURITIES
                        BE ISSUED UPON EXERCISE       PRICE OF OUTSTANDING         REMAINING AVAILABLE FOR
                        OF OUTSTANDING OPTIONS,      OPTIONS, WARRANTS AND      FUTURE ISSUANCE UNDER EQUITY
                          WARRANTS AND RIGHTS                RIGHTS                  COMPENSATION PLANS
                        -----------------------    -------------------------    ----------------------------
Equity compensation
plans approved by
security holders....           6,359,000                     $ 0.94                      13,395,375

Equity compensation
plans not approved by
security holders....           5,909,286                     $ 0.04                          --

Total...............          12,268,286                     $ 0.51                      13,395,375

MATERIAL FEATURES OF INDIVIDUAL EQUITY COMPENSATION PLANS NOT APPROVED BY STOCKHOLDERS

In February 2002, we issued to VoxPop, LLC warrants to purchase up to 200,000 shares of our common stock at an exercise price of $0.15 per share. The warrants have a term of 4 years.

In April 2002, we issued to Business Development Experts, Inc. warrants to purchase up to 250,000 shares of our common stock at an exercise price of $0.25 per share. The warrants have a term of 4 years.

In April 2002, we issued to The Rose Group warrants to purchase up to 14,823 shares with an exercise price of $0.4385, 20,212 shares with an exercise price of $0.3216, and 39,251 shares with an exercise price of $0.1656 of our common stock. The warrants have a term of 3 years.

In April 2002, we issued to mPRm Public Relations warrants to purchase up to 75,000 shares of our common stock at an exercise price of $0.25 per share. The warrants have a term of 3 years.

In April 2002, we issued to KaZaA, B.V. warrants to purchase up to 150,000 shares of our common stock at an exercise price of $0.2710 per share. The warrants have a term of 30 months.

In July 2002, we issued to Kayoss warrants to purchase up to 10,000 shares of our common stock at an exercise price of $0.75 per share. The warrants have a term of 48 months.

In August 2002, we issued to SRO Consultants, Inc. warrants to purchase up to 150,000 shares of our common stock at an exercise price of $0.17 per share. The warrants have a term of 48 months.

In October 2002, we issued to Kinetech, Inc. warrants to purchase up to 5,000,000 shares of our common stock at an exercise price of $0.001 per share. The warrants have a term of 84 months.

REPORT OF AUDIT COMMITTEE
-------------------------

The Audit Committee of the Board of Directors, the majority of which consists of independent directors (as that term is defined in Section 121(A) of the American Stock Exchange's listing standards), has furnished the following report:

The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board of Directors. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board of Directors for approval.

The  Audit  Committee  is  responsible  for  overseeing  the  Company's  overall
financial  reporting  process.  In  fulfilling  its   responsibilities  for  the
financial statements for fiscal year 2002, the Audit Committee:

   - Reviewed and discussed the audited financial statements for the year ended December 31, 2002 with management and BDO Seidman, LLP (the "Auditors"), the Company's independent auditors;

   - Discussed with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

   - Received written disclosures and the letter from the Auditors regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee discussed with the Auditors their independence.

The Audit Committee also considered other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

AUDIT FEES

Fees for audit services totaled approximately $51,500 and $51,871 for the years ended December 31, 2001 and 2002, respectively, including fees associated with the annual audit, the reviews of the Company's quarterly reports on Form 10-Q, and statutory audits required internationally.

AUDIT-RELATED FEES

Fees for audit-related services totaled approximately $3,650 for the year ended December 31, 2001. No fees were incurred during the year ended December 31, 2002 for audit-related services. Audit-related services principally include due diligence in connection with acquisitions, accounting consultations and benefit plan audits.

TAX FEES

No fees were incurred during the years ended December 31, 2001 and 2002 for tax services, including for tax compliance, tax advice and tax planning.

ALL OTHER FEES

No other fees were incurred during the years ended December 31, 2001 and 2002 for services provided by the Auditors, except as described above.

Based on the Audit Committee's review of the audited financial statements and discussions with management and the Auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 2002 for filing with the SEC.


                                               Audit Committee

                                                 Ray Musci
                                                 Garth Saloner

CERTAIN TRANSACTIONS WITH SIGNIFICANT STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Except as disclosed in this Proxy Statement, neither the nominees for election as directors of the Company, the directors or senior officers of the Company, nor any stockholder owning more than five percent of the issued shares of the Company, nor any of their respective associates or affiliates, had any material interest, direct or indirect, in any material transaction to which the Company was a party during fiscal 2002, or which is presently proposed.

Certain of the Company's directors and officers, including Mark Dyne and Kevin Bermeister, are also directors or officers of potential competitors and/or strategic partners of the Company. These relationships may give rise to conflicts of interest between the Company, on the one hand, and one or more of the directors, officers, and/or their affiliates, on the other hand. The
Company's Certificate of Incorporation provides that Mark Dyne and Kevin Bermeister are required to present to the Company any corporate opportunities for the development of any type of interactive digital entertainment with the exception of opportunities for participation in the development by others of interactive digital entertainment where publishing and/or distribution rights for the product to be developed are offered to Messrs. Dyne and/or Bermeister solely for Australia, New Zealand and/or Southern Africa.

In July 2001, the Company issued to each of Russell Simmons and another investor 200,000 shares of Common Stock of the Company in exchange for a 25% ownership interest in Digital Hip Hop, LLC, which transaction was valued at $264,000. Mr. Simmons is currently a member of the Board of Directors, but was not a Director at the time of the transaction.

In May 2001, the Company sold to Harris Toibb (a beneficial owner of more than five percent of the outstanding shares of our Common Stock), Europlay I, LLC (an entity in which the Company's Chairman has an ownership interest) and Preston Ford, Inc. (a beneficial owner of more than five percent of the outstanding shares of our Common Stock) secured convertible promissory notes (the "Original Notes") in the aggregate principal amount of $2,264,150 and three-year warrants (the "Original Warrants") to purchase up to an aggregate of 2,850,393 shares of Common Stock of the Company at exercise prices of $0.793 per share (with respect to 2,792,118 shares) and $0.858 per share (with respect to 58,275 shares). The Company sold these securities for an aggregate purchase price of $2,264,150. The Original Notes have a term of eighteen months from the date of issuance and an interest rate of 10% per annum, payable at maturity. The Original Notes originally had a term of eighteen months from the date of issuance and an interest rate of 10% per annum, payable at maturity. The Original Notes are secured by all of the assets of the Company and the assets of the Company's subsidiaries, B3D, Inc. and Brilliant Studios, Inc., and guaranteed by B3D, Inc. and Brilliant Studios, Inc. The principal amount of the Original Notes and, at the option of the holder, all accrued interest, may be converted by the holder into shares of our Common Stock as described below.

In December 2001, pursuant to Note and Warrant Purchase Agreements dated December 19, 2001, the Company entered into a financing transaction that was structured similar to the financing the Company conducted in May 2001 and involved one of the same investors. In the December 2001 financing transaction, the Company sold to Harris Toibb (a beneficial owner of more than five percent of the outstanding shares of our Common Stock) and Capel Capital Ltd. (a beneficial owner of more than five percent of the outstanding shares of our Common Stock) secured convertible promissory notes (the "New Notes" and, together with the Original Notes, the "Notes") in the aggregate principal amount of $750,000. In connection with the Company's sale of the New Notes, the Company issued to the holders thereof warrants (the "New Warrants" and, together with the Original Warrants, the "Debt Warrants") to purchase up to that number of shares of the Common Stock of the Company obtained by dividing 200% of the Principal Amount by the product obtained by multiplying 1.125 by the Conversion Price, exercisable at a price per share equal to 1.125 times the Conversion Price. The New Notes mature simultaneously with the Original Notes, which originally was on November 10, 2002 and bear interest at the rate of 10% per annum. As with the May 2001 financing, the New Notes are secured by all of the assets of the Company and the assets of the Company's two subsidiaries, B3D, Inc. and Brilliant Studios, Inc., and guaranteed by B3D, Inc. and Brilliant
Studios, Inc. The principal amount of the New Notes and, at the option of the holder, all accrued interest, may be converted by the holder into shares of our Common Stock as described below.

As a condition to the December 2001 financing transaction, the Original Notes and the Original Warrants were amended to correspond to all of the terms of the New Notes and New Warrants.

In October 2002, the holders of the Notes agreed to extend the maturity date of the Notes from November 10, 2002 to December 31, 2003. In consideration of their agreement to extend the maturity date, the Company issued to the Note holders warrants to purchase up to an aggregate of 25,226,028 shares of the Common Stock of the Company at an exercise price of $0.2091 per share.

At November 10, 2002, the Conversion Price for the Notes was fixed at $0.1203 per share, which was the lowest volume weighted average price of a share of the Common Stock of the Company on the American Stock Exchange over any five (5) consecutive trading days commencing on December 14, 2001 and ending on November 10, 2002. Assuming that all of the principal amount and accrued interest on the Notes is converted into Common Stock on December 31, 2003, the maturity date of the Notes, the Note holders would acquire 31,141,103 shares of the Common Stock of the Company.

At November 10, 2002, the exercise price of the Debt Warrants was fixed at $0.1353 per share, which is equal to 1.125 times the Conversion Price for the Notes at November 10, 2002 ($0.1203 per share). The Debt Warrants may be exercised to purchase up to 44,542,718 shares of the Common Stock of the Company at the exercise price. The number of shares that may be acquired upon exercise of the warrants was determined by dividing $6,028,300 (200 percent of the aggregate principal amount of the Notes) by the exercise price.

On March 7, 2002, the Company entered into a Common Stock and Warrant Purchase Agreement among the Company, Harris Toibb (a beneficial owner of more than five percent of the outstanding shares of our Common Stock) and MarKev Services, LLC, an entity co-owned by our Chairman and our Chief Executive Officer and President (collectively, the "Purchasers"), whereby the Company sold (i) 5,673,222 shares of its Common Stock at $0.1322 per share (the "Purchase Price"), a price per share of Common Stock of the Company based on the volume weighted average price of a share of the Common Stock of the Company on the American Stock Exchange over the five (5) consecutive trading days immediately preceding March 7, 2002, for an aggregate investment amount of $750,000, and (ii) warrants (the "Warrants") to purchase in the aggregate up to 10,085,728 shares of Common Stock of the Company at an exercise price per share of $0.148725, which represents a price paid per share equal to 1.125 times the Purchase Price. Each of the Purchasers received "piggyback" registration rights with respect to the Common Stock they purchased and with respect to the Common Stock issuable upon exercise of the Warrants.

On March 20, 2002, the Company entered into a Common Stock and Warrant Purchase Agreement between the Company and David Wilson, a beneficial owner of more than five percent of the outstanding shares of our Common Stock who also controls Preston Ford, Inc. which participated in the May 2001 financing, whereby the Company sold (i) 378,215 shares of Common Stock of the Company at $0.1322 per share (the "Purchase Price"), a price per share of Common Stock of the Company based on the volume weighted average price of a share of Common Stock of the Company on the American Stock Exchange over the five (5) consecutive trading days immediately preceding March 7, 2002, for an aggregate investment amount of $50,000, and (ii) warrants (the "Wilson Warrants") to purchase in the aggregate up to 672,382 shares of Common Stock of the Company at an exercise price per share of $0.148725, which represents a price paid per share equal to 1.125 times the Purchase Price. Mr. Wilson received "piggyback" registration rights with respect to the Common Stock he purchased and with respect to the Common Stock issuable upon exercise of the Wilson Warrants.

In April and May 2002, the Company sold an aggregate of 2,276,045 shares of our common stock to Michael Toibb (the son of Harris Toibb), Crestview Capital Fund, LP, Crestview Capital Fund II, LP, Crestview Capital Offshore Fund, Inc., and certain other investors, in private placements for aggregate proceeds to the Company of $450,000. Michael Toibb purchased 144,425 shares of the Company's Common Stock for $25,000 in this transaction. The prices per share ranged from $0.1731 to $0.25, and were based on the market price of the Company's Common Stock at the time the investor committed to purchase the shares. In connection with the offering, the Company also issued to the investors warrants to purchase up to an aggregate of 4,145,921 shares of common stock at exercise prices ranging from $0.19474 to $0.28125 per share. The warrants expire on May 23, 2004.

During fiscal 2002, the Company paid to Abe Sher, a member of the Board of Directors, $125,000 for business development services unrelated to his position on the Board.

In August 2002, the Company engaged Europlay Capital Advisors, LLC ("ECA"), an entity in which Mark Dyne, our Chairman, is a principal owner, for a period of 12 months to assist in business development activities primarily for Altnet. The Company will remit $10,000 per month to ECA as a retainer fee. This retainer fee will accrue until such time as we recognize at least Two Hundred Fifty Thousand Dollars ($250,000) in revenues (determined in accordance with generally accepted accounting principles) in two consecutive calendar months. Additionally, ECA will be eligible to receive a commission with respect to any net receipts recognized by us resulting from ECA's direct efforts. Such commission shall be calculated as a percentage of net receipts calculated on a cumulative basis as follows: 12.5% of net receipts up to $20 million; and 15% of net receipts in excess of $20 million.

In September 2002, the Company sold an aggregate of 7,123,836 shares of our Common Stock to Harris Toibb (a beneficial owner of more than five percent of the outstanding shares of our Common Stock), MarKev Services, LLC (an entity co-owned by our Chairman and our Chief Executive Officer and President), Ronald Lachman (a beneficial owner of more than five percent of the outstanding shares of our Common Stock), David Wilson (a beneficial owner of more than five percent of the outstanding shares of our Common Stock), and certain other investors, in a private placement at a price per share of $0.1502, for aggregate proceeds to us of $1,070,000. In connection with the offering, we also issued to the investors warrants to purchase up to an aggregate of 12,664,597 shares of Common Stock at an exercise price of $0.168975 per share. The warrants expire on September 3, 2005.

In October 2002, the Company entered into a patent license agreement with Kinetech, Inc. pursuant to which the Company acquired a license to certain patented technology of Kinetech, and in consideration for such license, we issued to Kinetech a warrant to purchase up to 5,000,000 shares of our Common Stock at an exercise price of $0.001 per share. In connection with the transaction, Ronald Lachman, a principal with Kinetech (and a beneficial owner of more than five percent of the outstanding shares of our Common Stock), agreed to become and now serves as our Chief Scientist. The warrants vest in two equal annual installments so long as Ronald Lachman continues to serve as our Chief Scientist. Mr. Lachman also is a partner in Kingsport Capital, LLC, the general partner of Crestview Capital Fund, LP and Crestview Capital Fund II, LP (Crestview Capital Fund, LP is (a beneficial owner of more than five percent of the outstanding shares of our Common Stock).

In February, 2003, the Company engaged Scheinrock Advisory Group, a company founded and controlled by Jeff Scheinrock, a member of the Board, to provide business development services. For these services, the Company issued to Scheinrock Advisory Group 5-year warrants to purchase up to 350,000 shares of the Company's Common Stock at an exercise price of $0.14 per share, and has agreed to pay to Scheinrock Advisory Group $6,000 per month through May, 2003.

The Board of Directors believes, based on its reasonable judgment, but without further investigation, that the terms of each of the foregoing transactions or arrangements between the Company on the one hand and the affiliates, officers, directors or stockholders of the Company which were parties to such transactions on the other hand, were, on an overall basis, at least as favorable to the Company as could then have been obtained from unrelated parties.

PRINCIPAL STOCKHOLDERS
----------------------

The following table sets forth as of April 15, 2003, unless otherwise indicated, certain information relating to the ownership of our Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of our Common Stock (32,114,978 shares), (ii) each of the Company's directors, (iii) each of the Named Executive Officers, and (iv) all of the Company's executive officers and directors as a group. Except as may be indicated in the footnotes to the table and subject to applicable community property laws, each such person has the sole voting and investment power with respect to the shares owned. The address of each person listed is in care of the Company, 6355 Topanga Canyon Boulevard, Suite 120, Woodland Hills, California 91367, unless otherwise set forth below such person's name.


                                          Number of Shares of
                                             Common Stock
Name and Address                          Beneficially Owned (1)     Percent (1)
----------------                          ----------------------     -----------

DIRECTORS:
Mark Dyne..............................      23,594,164  (2)            48.5%
Kevin Bermeister.......................      17,980,189  (3)            41.8
Russell Simmons........................         750,000  (4)             2.3
Mark Miller............................         622,500  (5)             1.9
Ray Musci..............................         600,000  (6)             1.8
Garth Saloner..........................         600,000  (6)             1.8
Jeff Scheinrock........................         587,500  (7)             1.8
Abe Sher...............................         500,000  (8)             1.5

NON-DIRECTOR NAMED EXECUTIVE OFFICERS:
Anthony Neumann........................         247,500  (9)              *
Anthony Rose...........................         245,000  (10)             *
Tyler Tarr.............................              --                  --

5% HOLDERS:
Harris Toibb...........................      92,667,056  (11)           77.7
    6355 Topanga Canyon Blvd.,
    Woodland Hills, California 91367
Capel Capital Ltd......................      13,029,033  (12)           28.9
David Wilson...........................       4,565,961  (13)           13.0
    P.O. Box 98, Preston,
    Maryland 21655
e-New Media............................       1,796,667                  5.6
    27/F Sunshine Plaza,
    353 Lockhart Road, Wanchai,
    Hong Kong
MarKev Services, LLC ..................      15,657,339  (14)           37.9
    15821 Ventura Boulevard, Suite 525,
    Encino, California 91436
Europlay 1, LLC .......................       7,062,075  (15)           18.0
    15821 Ventura Boulevard, Suite 525,
    Encino California 91436
Kinetech, Inc. ........................       5,000,000  (16)           13.5
    3140 Whisperwoods Court,
    Northbrook, IL 60062
Ronald Lachman ........................       8,698,772  (17)           22.0
    3140 Whisperwoods Court,
    Northbrook, IL 60062
Kingsport Capital Partners, LLC .......       4,329,598  (18)           12.4
    95 Revere Drive, Suite F,
    Northbrook, IL 60062
Preston Ford, Inc. ....................       3,004,901  (19)            8.9
    P.O. Box 98, Preston, MD 21655

Directors and officers as a group
    (11 persons).......................      33,311,138  (20)           61.5%

*      Less than one percent.

(1) Under Rule 13d-3, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding at April 15, 2003.

(2) Consists of (i) 594,750 shares of Common Stock, (ii) 1,780,133 shares, 324,998 shares and 4,956,944 shares of Common Stock reserved for issuance upon the conversion of the principal amount of a secured convertible promissory note, conversion of the interest accumulated on the principal amount of a secured promissory note and the exercise of warrants, respectively, held by Europlay 1, LLC, over which Mr. Dyne has exclusive voting and investment power, (iii) 900,000 shares of Common Stock held by a general partnership the managing partner of which is MarKev Services, LLC, an entity of which Messrs. Bermeister and Dyne are managers, (iv) 5,571,850 shares of Common Stock held by MarKev Services, LLC, (v) 9,185,489 shares of Common Stock reserved for issuance upon the exercise of warrants held by MarKev Services, LLC, (vi) 280,000 shares of Common Stock reserved for issuance upon exercise of stock options which currently are exercisable or will become exercisable on or before April 15, 2003.

(3) Consists of 595,350 shares of Common Stock, (ii) 5,571,850 shares of Common Stock held by MarKev Services, LLC, an entity of which Messrs. Bermeister and Dyne are managers, (iii) 9,185,489 shares of Common Stock reserved for issuance upon the exercise of warrants held by MarKev Services, LLC, (iv) 900,000 shares of Common Stock held by a general partnership the managing partner of which is MarKev Services, LLC,, and
       (v) 1,727,500 shares of Common Stock reserved for issuance upon exercise of stock options, which currently are exercisable or will become exercisable on or before April 15, 2003.

(4) Consists of (i) 200,000 shares of Common Stock and (ii) 550,000 shares of Common Stock reserved for issuance upon exercise of stock options, which currently are exercisable or will become exercisable on or before April 15, 2003.

(5) Consists of (i) 70,000 shares of Common Stock held by the Mark Miller Family Trust, of which Pacific Interactive Pty. Limited is trustee, and
       (ii) 552,500 shares of Common Stock reserved for issuance upon exercise of stock options, which currently are exercisable or will become exercisable on or before April 15, 2003. Mark Miller and his wife are the sole stockholders of Pacific Interactive Pty. Limited.

(6) Consists of 600,000 shares of Common Stock reserved for issuance upon exercise of stock options, which currently are exercisable or will become exercisable on or before April 15, 2003.

(7) Consists of 587,500 shares of Common Stock reserved for issuance upon exercise of stock options, which currently are exercisable or will become exercisable on or before April 15, 2003.

(8) Consists of 500,000 shares reserved for issuance upon exercise of stock options, which currently are exercisable or will become exercisable on or before April 15, 2003.

(9) Consists of (i) 25,000 shares of Common Stock held by Neumann Family Trust, and (ii) 222,500 shares of Common Stock reserved for issuance upon exercise of stock options, which currently are exercisable or will become exercisable on or before April 15, 2003.

(10) Consists of (i) 20,000 shares of Common Stock held by HiTech Corporation Limited over which Mr. Rose has exclusive voting and investment power, and (ii) 225,000 shares of Common Stock reserved for issuance upon exercise of stock options, which currently are exercisable or will become exercisable on or before April 15, 2003.

(11) Consists of (i) 5,529,567 shares of Common Stock, (ii) 19,534,497 shares of Common Stock reserved for issuance upon the conversion of the principal amount of secured convertible promissory notes, (iii) 3,430,082 shares of Common Stock reserved for issuance upon conversion of the interest accumulated on the principal amount of secured convertible promissory notes and (iv) 64,172,910 shares of Common Stock reserved for issuance upon the exercise of warrants.

(12) Consists of (i) 3,325,021 shares of Common Stock reserved for issuance upon the conversion of the principal amount of secured convertible promissory notes, (ii) 445,183 shares of Common Stock reserved for issuance upon conversion of the interest accumulated on the principal amount of secured convertible promissory notes and (iii) 9,258,829 shares of Common Stock reserved for issuance upon the exercise of warrants.

(13) Consists of (i) 1,355,905 shares of Common Stock, (ii) 415,628 shares, 76,014 shares and 1,157,354 shares of Common Stock reserved for issuance upon the conversion of the principal amount of a secured convertible promissory note, conversion of the interest accumulated on the principal amount of a secured promissory note and the exercise of warrants, respectively, held by Preston Ford Inc. over which Mr. Wilson has exclusive voting and investment power, (iii) 106,875 shares of Common Stock held by Millsboro Auto Mart, Inc. over which Mr. Wilson has exclusive voting and investment power, (iv) 189,999 shares of Common Stock reserved for issuance upon the exercise of warrants held by Millsboro Auto Mart, Inc. over which Mr. Wilson has exclusive voting and investment power, and (v) 1,264,186 shares of Common Stock reserved for issuance upon the exercise of warrants.

(14) Consists of (i) 5,571,850 shares of Common Stock held by MarKev Services, LLC, (ii) 900,000 shares of Common Stock held by a general partnership the managing partner of which is MarKev Services, LLC, and (iii) 9,185,489 shares of Common Stock reserved for issuance upon the exercise of warrants held by MarKev Services, LLC.

(15) Consists of (i) 1,780,133 shares of Common Stock reserved for issuance upon the conversion of the principal amount of a secured convertible promissory note, (ii) 324,998 shares of Common Stock reserved for issuance upon conversion of the interest accumulated on the principal amount of a secured promissory note, and (iii) 4,956,944 shares of Common Stock reserved for issuance upon the exercise of warrants.

(16) Consists of 5,000,000 shares of Common Stock reserved for issuance upon the exercise of warrants.

(17) Consists of (i) 1,331,558 shares of Common Stock, (ii) 2,367,214 shares of Common Stock reserved for issuance upon the exercise of warrants, and
       (iii) 5,000,000 shares of Common Stock reserved for issuance upon the exercise of warrants held by Kinetech, Inc., over which Mr. Lachman has exclusive voting and investment power.

(18) Consists of (i) 1,000,000 shares of Common Stock held by Crestview Capital Fund, LP, (ii) 1,839,081 shares of Common Stock reserved for issuance upon the exercise of warrants held by Crestview Capital Fund, LP, (iii) 525,000 shares of Common Stock held by Crestview Capital Fund II, LP, and (iv) 965,517 shares of Common Stock reserved for issuance upon the exercise of warrants held by Crestview Capital Fund II, LP. Kinsport Capital Partners, LLC is the general partner of Crestview Capital Fund, LP and Crestview Capital Fund II, LP. Richard Levy and Stuart Flink have exclusive voting and investment power as Managing Members of Kinsport Capital Partners, LLC.

(19) Consists of (i) 1,355,905 shares of Common Stock, (ii) 415,628 shares of Common Stock reserved for issuance upon the conversion of the principal amount of a secured convertible promissory note, (iii) 76,014 shares of Common Stock reserved for issuance upon the conversion of the interest accumulated on the principal amount of a secured promissory note, (iv) 1,157,354 of Common Stock reserved for issuance upon the exercise of warrants.

(20) Includes (i) 5,645,000 shares of Common Stock reserved for issuance upon exercise of stock options, which currently are exercisable or will become exercisable on or before April 15, 2003, (ii) 1,780,133 shares, 324,998 shares and 4,956,944 shares of Common Stock reserved for issuance upon the conversion of the principal amount of a secured convertible promissory note, conversion of the interest accumulated on the principal amount of a secured promissory note and the exercise of warrants, respectively, held by Europlay 1, LLC, over which Mr. Dyne has exclusive voting and investment power, (iii) 5,571,850 shares of Common Stock held by a general partnership, of which Messrs. Bermeister and Dyne are general partners, and (iv)

       9,185,489 shares of Common Stock reserved for issuance upon the exercise of warrants held by a general partnership, of which Messrs. Bermeister and Dyne are general partners.

The information as to shares beneficially owned has been individually furnished by the respective directors, Named Executive Officers, and other stockholders of the Company, or taken from documents filed with the SEC.

CHANGES IN CONTROL
------------------

As  described  under  the  caption   "Certain   Transactions   with  Significant
Stockholders, Directors and Executive Officers" elsewhere in this Proxy Statement, we entered into a series of financing transaction in 2001 with Harris Toibb. The issuance of the additional shares of Common Stock pursuant to the terms of the 2001 financing transactions, if so issued, could result in a change in control of the Company. As of April 15, 2003, upon conversion and exercise of his notes and warrants, Mr. Toibb would own approximately 77.7% of our issued and outstanding common stock. As a consequence, following the conversion and exercise by him of the promissory notes and warrants, Mr. Toibb would own a majority of our voting securities and would be able to approve any matter presented to the stockholders for approval at a meeting, including the ability to elect all of the nominees for director presented to the stockholders for election at each annual meeting. The Board of Directors of the Company is divided into three classes, with each class to serve a staggered term of three years. One class of the Board of Directors is elected at each annual meeting of the stockholders. Accordingly, upon Mr. Toibb's conversion and exercise of his promissory notes and warrants, he would have the ability, within two annual meetings of stockholders, to elect a majority of the Company's Board of Directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
-------------------------------------------------------

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish the Company with all Section 16(a) forms they file. Based solely on its review of the copies of the forms received by it and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that, during the year ended December 31, 2002, all of the Company's executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements, except: Harris Toibb (a beneficial owner of more than five percent of the outstanding shares of our Common Stock) filed two late Form 4s, each reporting late one transaction; Kevin Bermeister (our President) filed one late Form 4, reporting late one transaction; Rob Chmiel (our former Chief Financial Officer and Chief Operating Officer) filed one late Form 4, reporting late one transaction, and one Form 5, reporting late one transaction that should have been filed on Form 4; Anthony Neumann (our Vice President, Business Development) filed one Form 5, reporting late one transaction that should have been filed on Form 4; and Anthony Rose (our Chief Technical Officer) filed one Form 5, reporting late one transaction that should have been filed on Form 4.

STOCKHOLDER PROPOSALS
---------------------

Any stockholder who intends to present a proposal at the 2004 Annual Meeting of Stockholders for inclusion in the Company's Proxy Statement and Proxy form relating to such Annual Meeting must submit such proposal to the Company at its principal executive offices by January 20, 2004. In addition, in the event a stockholder proposal is not received by the Company by April 4, 2004, the Proxy to be solicited by the Board of Directors for the 2004 Annual Meeting will confer discretionary authority on the holders of the Proxy to vote the shares if the proposal is presented at the 2004 Annual Meeting without any discussion of the proposal in the Proxy Statement for such meeting.

SEC rules and regulations provide that if the date of the Company's 2004 Annual Meeting is advanced or delayed more than 30 days from the date of the 2003 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2004 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2004 Annual Meeting. Upon determination by the Company that the date of the 2004 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2003 Annual Meeting, the Company will disclose such change in the earliest possible Quarterly Report on Form 10-Q.

INDEPENDENT PUBLIC ACCOUNTANTS
------------------------------

BDO Seidman, LLP, independent public accountants, were selected by the Board of Directors to serve as independent public accountants of the Company for fiscal 2002 and have been selected by the Board of Directors to serve as independent public accountants for fiscal 2003. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting, and will be afforded the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

SOLICITATION OF PROXIES
-----------------------

It is expected that the solicitation of Proxies will be by mail. The cost of solicitation by management will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their reasonable disbursements in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of our directors and officers, without additional compensation, personally or by mail, telephone, telegram or otherwise.

ANNUAL REPORT ON FORM 10-KSB
----------------------------

THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, WHICH HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 2002, WILL BE MADE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO INVESTOR RELATIONS, BRILLIANT DIGITAL ENTERTAINMENT, INC., 6355 TOPANGA CANYON BOULEVARD, SUITE 120, WOODLAND HILLS, CALIFORNIA 91367.

                                       ON BEHALF OF THE BOARD OF DIRECTORS

                                       /s/ Tyler Tarr
                                       -------------------------------
                                       Tyler Tarr,
                                       Interim Chief Financial Officer



Woodland Hills, California
May 30, 2003